UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2022

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	KSS	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2022, Kohl’s Corporation (the “Company”) announced that Paul Gaffney, the Company's Chief Technology and Supply Chain Officer, will be departing the Company effective August 1, 2022.  In connection with his departure, Mr. Gaffney is entitled to the separation benefits consistent with those previously disclosed in the Company’s 2022 proxy statement, including, among other things, the following:

●a one-time severance payment equal to the sum of 2 times his current annual salary;

●a pro-rated bonus, payable in March 2023, based on the Company’s fiscal 2022 financial performance in an amount equal to 50% of the bonus, if any, that he would have received had he been employed by the Company at the end of the Company’s fiscal year 2022; and

●all equity incentive awards previously granted to Mr. Gaffney shall be treated in accordance with the terms of the employment agreement and the various equity award agreements between Mr. Gaffney and the Company.

Item 8.01.Other Events.

 On July 15, 2022, the Company also announced that Siobhán Mc Feeney was being promoted to Chief Technology Officer effective immediately. Ms. Mc Feeney has been with the Company since January 2020, most recently serving as EVP-Technology.  Prior to joining the Company, she served as Vice President, Innovation and Strategy, at Pivotal Software, Inc. from 2014 to January 2020.  Prior to that, Ms. Mc Feeney served in several leadership roles at AAA Northern California, Nevada & Utah, including serving as Chief Information Officer and Interim Chief Executive Officer.  Prior to joining AAA, she served as an Audit Manager at Deloitte and an Auditor at KPMG Ireland.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2022	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Senior Executive Vice President,
General Counsel and Corporate Secretary